SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported):  July 24, 2000



                             Ralcorp Holdings, Inc.
             (Exact name of registrant as specified in its charter)

     Missouri                   1-12619                      43-1766315
  (State or other             (Commission                 (I.R.S. Employer
   Jurisdiction of            File Number)               Identification No.)
   Incorporation)

            800 Market Street, Suite 2900
                   St. Louis, MO                    63101
               (Address of principal              (Zip Code)
                 executive offices)


                                 (314) 877-7000
              (Registrant's telephone number, including area code)



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Item  5.     Other  Events.

In  a  press  release dated July 24, 2000, a copy of which is attached hereto as
Exhibit 99.1 and the text of which is incorporated by reference herein, the registrant announced that it will relocate Baltimore production to Dunkirk, New York. The Baltimore facility will close by January, 2001

Exhibit  99.1     Press  Release  dated  July  24,  2000


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                      RALCORP  HOLDINGS,  INC.
                                           (Registrant)


Date:  July 25, 2000                  By: /s/T. G. Granneman
                                          -----------------------
                                          T. G. Granneman
                                          Duly Authorized Signatory and
                                          Chief Accounting Officer


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                                  EXHIBIT INDEX


Exhibit
Number           Description
------           -----------


Exhibit 99.1     Press  Release  dated  July  24,  2000